Exhibit 77(q)(1)

                                    EXHIBITS

(a)(1) Form of Articles of Amendment and Restatement is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed on December 28, 2001.

(a)(2) Form of Articles of Amendment and Restatement is incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.

(b) The text of the ING Small Company Fund's and ING Technology Fund's respective new investment policies complying with Rule 35d-1 is incorporated by reference to disclosure contained in Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.

(e)(1) Form of Investment Management Agreement between the Registrant, on behalf of the Funds, and ING Investments, LLC ("Adviser") is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed on December 28, 2001.

(e)(2) Form of Sub-advisory Agreement between the Adviser and Aeltus Investment Management, Inc. with respect to each Fund except the ING Technology Fund is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed on December 28, 2001.

(e)(3) Form of Sub-advisory Agreement between the Adviser and Elijah Asset Management, LLC with respect to the ING Technology Fund is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed on December 28, 2001.

(e)(4) Form of Investment Management Agreement between the Registrant, on behalf of the Funds, and ING Investments, LLC ("Adviser") is incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.

(e)(5) Form of Sub-advisory Agreement between the Adviser and Aeltus Investment Management, Inc. with respect to each Fund except the ING Technology Fund is incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.

(e)(6) Form of Sub-advisory Agreement between the Adviser and Elijah Asset Management, LLC with respect to the ING Technology Fund is incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.